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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   March 30, 1999
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                    PARAGON AUTO RECEIVABLES CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        333-63697                                        33-063501
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


  27405 Puerta Real, Suite 200, Mission Viejo, CA                    92691
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     (Address of Principal Executive Offices)                      (Zip Code)


                               (949) 348-8707
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            (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On March 30, 1999, the Registrant caused the issuance and sale of approximately $100,000,000 initial principal amount of Class A 5.95% Asset Backed Notes (the "Notes").

         In connection with the sale of the Notes, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters.

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

Item 7.     Financial Statements and Exhibits.

      Exhibits.


                  Item 601(a) of
                  Regulation S-K
                  Exhibit No.                    Description
                  --------------                 -----------

                           8.1                   Opinion Letter re: tax matters




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARAGON AUTO RECEIVABLES CORPORATION
                                             (Registrant)




Dated: March 30, 1999                By: /s/ Nancy C. Ferguson
                                        ----------------------------------------
                                     Name:  Nancy C. Ferguson
                                     Title:    Vice President

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                             INDEX OF EXHIBITS



             Item 601(a) of                     Sequentially
             Regulation S-K                     Numbered
             Exhibit No.                        Description
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             8.1                                Opinion Letter re: tax matters






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